UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2022

LIGHTJUMP ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39869	85-2402980
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2735 Sand Hill Road, Suite 110

Menlo Park, CA 94025

(Address of Principal Executive Offices) (Zip Code)

(650) 515-3930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	LJAQU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	LJAQ	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LJAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on June 14, 2022, LightJump Acquisition Corporation, a Delaware corporation (the “Registrant” or “SPAC”), Moolec Science Limited, a private limited company incorporated under the laws of England and Wales (the “Company”), Moolec Science SA, a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 17, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies’ Register (Registre de Commerce et des Sociétés, Luxembourg) under number B268440 (“Holdco”), and Moolec Acquisition, Inc., a Delaware corporation (“Merger Sub”) entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which Merger Sub will merge with and into SPAC, with SPAC surviving such merger and becoming a direct wholly-owned subsidiary of Holdco (the “Merger,” together with the other transactions related thereto, the “Transactions”).

On November 18, 2022, The Company, Holdco, SPAC and Merger Sub entered into the First Amendment to the Business Combination Agreement (the “Amendment”), pursuant to which the Holdco board of directors shall be comprised of at least five (5) directors, which shall comprise of (A) three (3) individuals proposed for appointment by the Company at least five (5) business days prior to the Closing Date (as defined in the Business Combination Agreement, as amended), (B) one (1) individual proposed for appointment by SPAC at least five (5) business days prior to the Closing Date, and (C) one (1) individual that is proposed for appointment by Union Acquisition Group (or a designated affiliate), but who shall be independent under Nasdaq requirements. Also pursuant to the Amendment, (i) the Company shall issue an aggregate number of Company Ordinary Shares (as defined in the Business Combination Agreement, as amended) equal to 2,354,609 to at least 300 and up to 424 of the current individual shareholders of Bioceres S.A. and Bioceres Group PLC pursuant to Regulation S of the Securities Act, and (ii) the Company and Holdco shall amend any Exchange Agreement (as defined in the Business Combination Agreement, as amended) as necessary in connection with such issuance. The Company and SPAC believe the Amendment to be in the best interest of all parties in order to ensure compliance with Nasdaq Rules 5505(a)(3) and 5505(b)(2)(C). Without the Amendment and if a significant portion of public stockholders of SPAC were to exercise their redemption rights, then compliance with these rules may be unlikely.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
2.1	First Amendment to Business Combination Agreement dated as of November 18, 2022, by and among SPAC, Company, Holdco, and Merger Sub
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2022

LIGHTJUMP ACQUISITION CORP.

By:	/s/ Robert Bennett
	Name:	Robert Bennett
	Title:	Chief Executive Officer

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